INVESTOR UPDATE Third Quarter 2019 November 5, 2019 Exhibit 99.2

Agenda STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer FINANCIAL REVIEW SHELDON BRUHA Executive Vice President & Chief Financial Officer

Business Update Consumer revenue of $1,024 million Consumer customer churn of 2.24%, a sequential increase Consumer ARPC of $88.45, a sequential decline Commercial revenue of $882 million includes $17 million reserve for billing disputes Commercial customers of 381,000 $1,997M TOTAL REVENUE $345M Adjusted EBITDA2 Impacted by both revenue declines and expense increases $804M $1,352M 1 Includes goodwill impairment of $276 million, loss on disposal of Northwest Operations of $30 million, and restructuring expenses of $27 million 2 Adjusted EBITDA is a non-GAAP measure – see Appendix for its calculation Asset sale of four Northwest states Closing anticipated by Q2 2020; Q3 revenue of $148 million Net loss1 Includes goodwill impairment of $276 million and an additional $30 million loss on sale of Northwest Operations

Broadband Unit Trends Fiber improvement reflects sequential increase in gross adds and slight sequential improvement in churn Copper losses reflect sequential churn increase partly offset by a sequential gross add increase Total Broadband (Consumer & Commercial) Consumer Copper Broadband Consumer Fiber Broadband Commercial Broadband Net Adds (000s) Q1 Q2 Q3 Q4 Q1 Q2 2019 2018 Q3

Customer Churn Trends Impact of customer save credit rolloffs has receded from Q2 levels Q1 Q2 Q3 Q4 Q1 Q3 Q2 2019 2018 Increase in Q3 churn over prior year reflects a higher number of acquisition-related promotions rolling off

FINANCIAL REVIEW SHELDON BRUHA Executive Vice President & Chief Financial Officer Agenda STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer STRATEGIC AND OPERATIONAL REVIEW DANIEL McCARTHY President & Chief Executive Officer

Key Financial Highlights  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Total Revenue $2,199 $2,162 $2,126 $2,124 $2,101 $2,067 $1,997 Customer $2,102 $2,065 $2,031 $2,030 $2,009 $1,972 $1,906 Subsidy $97 $97 $95 $94 $92 $95 $91 Net Income (Loss) $20 ($18) ($426) ($219) ($87) ($5,317) ($345) Net Cash Provided from Operating Activities $251 $672 $286 $603 $282 $575 $246 Adjusted Operating Expenses* $1,291 $1,278 $1,248 $1,229 $1,228 $1,185 $1,193 Adjusted EBITDA* $908 $884 $878 $895 $873 $882 $804 Adjusted EBITDA Margin* 41.3% 40.9% 41.3% 42.1% 41.6% 42.7% 40.3% CapEx $297 $321 $329 $245 $305 $275 $318 LTM Operating Free Cash Flow* $632 $721 $604 $620 $643 $592 $563 Q3 revenue declined 3.4% sequentially and 6.1% yr/yr Q3 operating expenses include a $10 million sequential increase driven by higher USF billing rates Goodwill impairment of $276 million and loss on asset sale of $30 million Operating FCF* of $563M for trailing four quarters * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations

Product & Customer Revenue Data & Internet Services revenue sequential decline driven by wholesale Voice services revenue declines moderated because of a sequentially-higher USF rate Consumer revenue declined 2.5% sequentially Commercial revenue decline driven predominantly by wholesale, including a $17 million sequential reserve increase  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Data & Internet Services $985 $973 $961 $959 $967 $963 $928 Voice Services $702 $682 $669 $668 $650 $629 $621 Video Services $280 $270 $260 $275 $268 $260 $244 Other $135 $140 $141 $128 $124 $120 $113 Total Customer Revenue $2,102 $2,065 $2,031 $2,030 $2,009 $1,972 $1,906 Consumer $1,128 $1,095 $1,069 $1,088 $1,077 $1,050 $1,024 Commercial $974 $970 $962 $942 $932 $922 $882 Total Customer Revenue $2,102 $2,065 $2,031 $2,030 $2,009 $1,972 $1,906 Subsidy Revenue $97 $97 $95 $94 $92 $95 $91 Total Revenue $2,199 $2,162 $2,126 $2,124 $2,101 $2,067 $1,997

Consumer ARPC Customers Q1 Q4 Q3 Q2 Q1 ARPC Consumer ARPC decreased slightly sequentially Base management techniques continue to contribute positively, partly offsetting video declines 2018 Q3 2019 Q2 4.0M 4.1M 4.2M 4.2M 4.3M 3.9M 3.8M

Capital Spending Update



$318M
in CapEx Spent
in 3Q 2019

Projects Completed & Underway

- **FTTH Upgrade to 10 Gbps Complete--**Enables 10 Gbps Ethernet, expanding 5G backhaul capacity, and Gigabit Consumer broadband
- **CAF II: ~526K locations** enabled with CAF II broadband
- **Building FTTH to ~19K rural locations** leveraging state funding sources
- **Fixed wireless broadband** builds continue in CAF areas
- **Northwest operations sale preparation work** added ~$3 million to Q3 capex spending

10
Frontier
COMMUNICATIONS

Appendix

Safe Harbor Statement Forward-looking Language This earnings release contains "forward-looking statements," related to future events. Forward-looking statements address Frontier’s expected future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: declines in revenue from Frontier’s voice services, switched and non-switched access and video and data services that it cannot stabilize or offset with increases in revenue from other products and services; Frontier’s ability to successfully implement strategic initiatives, including opportunities to enhance revenue and realize productivity improvements; Frontier’s ability to repay or refinance its debt through, among other things, accessing the capital markets, notes repurchases and/or redemptions, tender offers and exchange offers; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; adverse changes in the credit markets, which could impact the availability and cost of financing; competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; risks related to disruptions in Frontier’s networks, infrastructure and information technology that may result in customer loss and/or incurrence of additional expenses; the impact of potential information technology or data security breaches or other cyber attacks or other disruptions; Frontier’s ability to retain or attract new customers and to maintain relationships with customers, employees or suppliers; Frontier’s ability to secure, continue to use or renew intellectual property and other licenses used in our business; Frontier’s ability to hire or retain key personnel; Frontier’s ability to realize anticipated benefits from recent acquisitions; Frontier’s ability to dispose of certain assets or asset groups on terms that are attractive to it, or at all; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; Frontier’s ability to defend against litigation and potentially unfavorable results from current pending and future litigation; the effects of state regulatory requirements that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II funding obligations and the risk of penalties or obligations to return certain CAF II funds; Frontier’s ability to obtain future subsidies, including participation in the proposed RDOF program; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; the effects of changes in accounting policies or practices; the impact of potential future impairment charges with respect intangible assets or additional losses on assets held for sale; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments, including the risk that such changes may benefit Frontier’s competitors more than it, as well as potential future decreases in the value of Frontier’s deferred tax assets; the effects of increased medical expenses and pension and postemployment expenses; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; the effects of changes in both general and local economic conditions in the markets that Frontier serves; the effects of severe weather events or other natural or man-made disasters, which may increase operating and capital expenses or adversely impact customer revenue; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its most recent report on its Form 10-K and its Form 10-Q for the quarter ended June 30, 2019. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items. Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items. Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and preferred stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. Leverage ratio is calculated as net debt (total debt less cash and cash equivalents) divided by Adjusted EBITDA for the most recent four quarters. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s debt levels. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

 ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Income (Loss) 20 (18) (426) (219) (87) (5,317) (345) Add back (Subtract): Income Tax Expense (Benefit) 13 (20) (4) (51) 18 (534) (21) Interest Expense 374 385 389 388 379 383 382 Investment and Other (Income) Loss, Net (8) (5) (3) 3 9 9 10 Pension Settlement Costs - 25 9 7 - - - (Gain) Loss on Extinguishment of Debt (33) - 2 (1) 20 - - Operating Income (Loss) 366 367 (33) 127 339 (5,459) 26 Depreciation and Amortization 505 486 471 492 484 454 422 EBITDA $871 $853 $438 $619 $823 ($5,005) $448 Add back: Pension/OPEB Expense 22 23 21 19 20 19 20 Restructuring Costs and Other Charges 4 2 14 15 28 31 27 Stock-based Compensation Expense 4 5 5 4 3 4 3 Work Stoppage Costs 7 1 - - - - - Storm Related Insurance Proceeds - - - (3) (1) - - Loss on disposal of Northwest Operations - - - - - 384 30 Goodwill Impairment - - 400 241 - 5,449 276 Adjusted EBITDA $908 $884 $878 $895 $873 $882 $804 EBITDA Margin 39.6% 39.5% 20.6% 29.1% 39.1% -242.1% 22.4% Adjusted EBITDA Margin 41.3% 40.9% 41.3% 42.1% 41.6% 42.7% 40.3% Non-GAAP Financial Measures

Non-GAAP Financial Measures  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Total Operating Expenses $1,833 $1,795 $2,159 $1,997 $1,762 $7,526 $1,971 Subtract: Depreciation and Amortization 505 486 471 492 484 454 422 Goodwill Impairment - - 400 241 - 5,449 276 Loss on disposal of Northwest Operations - - - - - 384 30 Pension/OPEB Expense 22 23 21 19 20 19 20 Restructuring Costs and Other Charges 4 2 14 15 28 31 27 Stock-based Compensation Expense 4 5 5 4 3 4 3 Work Stoppage Costs 7 1 - - - - - Storm Related Insurance Proceeds - - - (3) (1) - - Adjusted Operating Expenses $1,291 $1,278 $1,248 $1,229 $1,228 $1,185 $1,193

Non-GAAP Financial Measures Quarterly Results  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Cash Provided from Operating Activities $251 $672 $286 $603 $282 $575 $246 Capital Expenditures – Business Operations (297) (321) (329) (245) (305) (275) (318) Operating Free Cash Flow ($46) $351 ($43) $358 ($23) $300 ($72) Trailing Four Quarter Results  ($ in Millions) Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Net Cash Provided from Operating Activities $1,801 $1,944 $1,874 $1,812 $1,843 $1,746 $1,706 Capital Expenditures – Business Operations (1,136) (1,194) (1,255) (1,192) (1,200) (1,154) (1,143) Capital Expenditures – Integration (33) (29) (15) - - - - Operating Free Cash Flow $632 $721 $604 $620 $643 $592 $563

Debt Maturity Schedule As of September 30, 2019 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ 1 Secured Debt includes Frontier’s Term Loan B and Revolving Credit Facility which will be subject to springing maturity under certain circumstances as described in Frontier’s SEC filings. 2 Letters of Credit issued under the Revolver decrease borrowing capacity but are not included in total indebtedness. Unsecured Debt Secured Debt1 $850M Revolving Credit Facility Drawn Revolver Balance Letters of Credit under Revolver2